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                                          OFFICE OF THE UNITED STATES TRUSTEE
                           -----------------------------------------------------------------

-------------------------------------------------------   ------------------------------------------------------------
In re:                                                    DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                 Page 1 of 3
                                                                      Statement Number:           6
-------------------------------------------------------                                     ------------
Chapter 11                                                         For the Period FROM:       4/1/2002
                                                                                            ------------
Case No. LA 01-44828-SB (Administratively Consolidated                              TO:       4/30/2002
with Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                     ------------
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)
-------------------------------------------------------   ------------------------------------------------------------

                                                          ------------------------------------------------------------
CASH ACTIVITY ANALYSIS (Cash Basis Only)                    Collateral    Concentration
                                                              Account        Account
                                                          -------------     -----------     -----------    -----------
Balance before Statement #1                               $  268,333.21     $ 65,956.21
                                                          -------------     -----------     -----------    -----------
A.  Total Receipts per all Prior Interim Statements        1,756,543.65    1,295,204.22
                                                          -------------     -----------     -----------    -----------
B.  Less:  Total Disbursements per all Prior Statements    1,402,912.51    1,316,241.60
                                                          -------------     -----------     -----------    -----------
C.  Beginning Balance                                     $  621,964.35     $ 44,918.83
                                                          -------------     -----------     -----------    -----------
D.  Receipts during Current Period

      Description

4/8/2002              Estoaat B.V                              4,835.05
4/9/2002              Daro                                    14,985.02
4/22/2002             Televisa                                12,500.04
4/30/2002             Daro                                    20,982.02
4/30/2002             interest                                   651.47
4/3/2002              401K tax withholding                                     3,550.50
4/3/2002              Utilities refunds                                          197.06
4/3/2002              COBRA Receipts                                           5,656.33
4/3/2002              Asset Sale                                               4,490.00
4/4/2002              fund comerica acct                                      16,000.00
4/12/2002             fund comerica acct                                      90,000.00
4/12/2002             fund comerica acct                                      90,000.00
4/23/2002             COBRA Receipts                                           2,445.43
4/23/2002             Asset Sale                                                 266.00
4/23/2002             Utilities refunds                                          975.52
4/23/2002             Refunds of Pay Advances                                  9,543.33


      TOTAL RECEIPTS THIS PERIOD                              53,953.60      223,124.17              --             --
                                                          -------------     -----------     -----------    -----------
E.  Balance Available (C plus D)                          $  675,917.95     $268,043.00     $        --    $        --
                                                          -------------     -----------     -----------    -----------
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                                      DEBTOR IN POSSESSION INTERIM STATEMENT NO: 6                          Page 2 of 3
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F.  Less:  Disbursements during Current Period:

    Date    Check No.            Payee/Purpose
    ----    ---------            -------------
4/4/2002      wire    fund comerica acct                     16,000.00
4/12/2002     wire    fund comerica acct                     90,000.00
4/12/2002     wire    fund comerica acct                     90,000.00
4/3/2002      37222   Blue Cross                                                  3,847.00
4/3/2002      37223   Brett Robinson                                              2,050.00
4/3/2002      37225   Marshall Walker                                             3,473.00
4/3/2002      37227   Matthew Schuler                                             1,424.00
4/3/2002      37228   Zerolag                                                       100.00
4/3/2002      37229   Keren Aminia                                                2,374.93
4/3/2002      37230   Kevin Marino                                                  730.75
4/3/2002      37231   Tanya Miller                                                1,249.87
4/3/2002      37232   Neri Adam                                                     300.00
4/8/2002      37238   Alberstone                                                     43.30
4/8/2002      37239   Hodes Parking                                                 450.00
4/8/2002      37240   John Lannan                                                 1,250.00
4/8/2002      37241   Marathon Services                                             509.80
4/8/2002      37242   Recall                                                      1,037.58
4/8/2002      37243   Matthew Schuler                                               205.00
4/8/2002      37244   Bowne                                                         316.00
4/10/2002     37247   Donald Kushner                                              3,333.33
4/10/2002     37248   Steve Rosen                                                   825.00
4/10/2002     wire    Stuart Hersch                                               2,083.00
4/10/2002     wire    Irwin Friedman                                              2,083.00
4/10/2002     37251   Donald Kushner                                              4,167.00
4/10/2002     37252   Peter Locke                                                 4,167.00
4/11/2002     wire    employment taxes                                           32,093.12
4/11/2002     7858    payroll                                                     1,294.09
4/11/2002     7859    payroll                                                    21,144.92
4/11/2002     7860    payroll                                                     2,130.16
4/11/2002     7861    payroll                                                     4,188.47
4/11/2002     7862    payroll                                                       852.77
4/12/2002     37253   Keren Aminia - moving cost                                  5,410.29
4/15/2002     37255   Fortis Benefits                                                51.76
4/17/2002     37256   American Moving & Storage                                     562.27
4/17/2002     37257   AT&T                                                          506.68
4/17/2002     37258   Bonded Services                                             7,131.95
4/17/2002     37259   Recall                                                        561.49
4/17/2002     37260   Brett Robinson                                                450.00
4/17/2002     37261   Matthew Schuler                                               440.00
4/18/2002     wire    employment taxes                                            6,036.32
4/18/2002     7863                                                                  898.16
4/18/2002     7864                                                                9,610.99
4/18/2002     7865                                                                1,619.48
4/18/2002     7866                                                                3,231.73
4/18/2002     7867                                                                  301.79
4/18/2002     misc.                                                                 114.45
4/26/2002     37262   Carolco                                                       187.84
4/26/2002     37263   Steve Rosen                                                   525.00
4/26/2002     37264   Matthew Schuler                                                80.00
4/26/2002     wire    ADP charge                                                     81.53
4/29/2002     37265   ATT Calling Card                                            1,786.48
4/29/2002     37266   Blue Cross                                                  8,681.00
4/29/2002     37267   Fortis Benefits                                               496.87
4/29/2002     37268   Matthew Schuler                                               385.50
4/29/2002     37269   Marshall Walker                                                30.80
4/30/2002     7868    payroll                                                     7,979.53
4/30/2002     7869    payroll                                                     1,249.87

      TOTAL DISBURSEMENTS THIS PERIOD:                      196,000.00          156,134.87             --            --
                                                          ------------       -------------       --------      --------
G.  Ending Balance (E less F)                             $ 479,917.95       $  111,908.13       $     --      $     --
                                                          ------------       -------------       --------      --------
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                                      DEBTOR IN POSSESSION INTERIM STATEMENT NO: 6                                 Page 3 of 3
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
H.  (1)  Collateral Account:
         a) Depository Name and Location:  Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
         b) Account Number:                323221556
    (2)  Concentration Account:
         a) Depository Name and Location:  Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
         b) Account Number:                1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account      1891215236     $   1,000.00
Bank of Scotland - Pinocchio                3549485       1,249,537.51 Pounds Sterling   Time Deposit  (KL' s interest is 70%)
Bank of Scotland - Basil                    3626816         194,263.17 Pounds Sterling   Time Deposit  (KL' s interest is 80%)
Allied Pinocchio                            10747301          4,423.11 Pounds Sterling
KLI-UK                                      10008956          2,436.06 Pounds Sterling
Freeway\Kushner-Locke                      323-509487     $     255.95

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    KL MDP Sensation                       60-066-930     $  17,531.32
    KL\7 Venture                           1890-69-6360       9,244.49
    Denial Venture                         1890-69-6501      41,672.39
    Cracker LLC                            1891-04-1665       1,000.00
    Swing                                  323-518095         6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                           /s/ Alice P. Neuhauser
                                                          -------------------------------------------------
                                                          Debtor in Possession
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